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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-37306) of Canyon Resources Corporation of our report dated April 15, 2003, relating to the financial statements, which appears in this Annual Report on Form 10-K.









/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Denver, Colorado
April 15, 2003